BLACKROCK FUNDS

SUPPLEMENT DATED SEPTEMBER 14, 2007

TO THE PROSPECTUSES

DATED JANUARY 31, 2007

REINSTATEMENT PRIVILEGE

Effective December 3, 2007, the section entitled “REINSTATEMENT PRIVILEGE” in the Prospectuses is amended to delete the first sentence and replace it with the following:

Upon redemption of any class of shares (other than Investor C, C1, C2 and Class R shares, as applicable), shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge.

BLACKROCK FUNDS

SUPPLEMENT DATED SEPTEMBER 14, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2007, AS
SUPPLEMENTED JUNE 1, 2007

PURCHASE AND REDEMPTION INFORMATION

The section entitled “PURCHASE AND REDEMPTION INFORMATION” in the Statement of Additional Information is hereby amended by adding the following:

As disclosed in the Prospectuses, from time to time a Portfolio may be closed to new investors, subject to certain exceptions. Under certain circumstances, BlackRock may recommend, and a Portfolio in its sole discretion may permit, one or more new investors to purchase shares in an otherwise closed Portfolio if BlackRock determines that doing so would not harm the Portfolio or existing shareholders.

Effective December 3, 2007, the section entitled “PURCHASE AND REDEMPTION INFORMATION—REDUCED SALES CHARGES —INVESTOR A AND INVESTOR A1 SHARES—REINSTATEMENT PRIVILEGE” in each Statement of Additional Information is hereby replaced in its entirety with the following:

Upon redemption of any class of shares (other than Investor C, C1, C2 and Class R shares, as applicable), a shareholder may reinvest the redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME Portfolio without paying a front-end sales charge.  This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made.  An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

The section entitled “INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS—ADVISORY AND SUB-ADVISORY AGREEMENTS” in the Statement of Additional Information is hereby amended by adding the following:

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios.  In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law.  BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.